UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2009
CAPITALSOURCE INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31753	35-2206895
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (301) 841-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     New Funding III Agreement.
          On May 29, 2009, we entered into a Sale and Servicing Agreement (the “New Funding III Agreement”) by and among CSE QRS Funding I LLC, as a seller, CapitalSource Funding III LLC, as a seller, CSE Mortgage LLC, as an originator, CapitalSource Finance LLC, as an originator and as the servicer, CS Europe Finance Limited, as a guarantor, CS UK Finance Limited, as a guarantor, each of the conduit purchasers from time to time party thereto, each of the institutional purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, and Wachovia Capital Markets, LLC, as the administrative agent for the purchaser agents, and as the purchaser agent for Wachovia Bank, National Association, as an institutional purchaser and Wells Fargo Bank, National Association, as the backup servicer and collateral custodian. The New Funding III Agreement replaces the Amended and Restated Sale and Servicing Agreement dated as of April 28, 2006 (“QRS I Facility”), by and among CSE QRS Funding I LLC, as the seller, CSE Mortgage LLC, as the originator and servicer, certain purchasers and purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as the administrative agent and as the WBNA Agent, and Wells Fargo Bank, National Association, as the backup servicer and as the collateral custodian, and the Sale and Servicing Agreement dated as of April 20, 2004 (“Funding III Facility”), by and among CapitalSource Funding III LLC, as seller, CapitalSource Finance LLC, as originator and servicer, Wachovia Capital Markets, LLC as administrative agent and Wells Fargo Bank, National Association, as the backup servicer and as the collateral custodian.
          The New Funding III Agreement provides for an amortizing facility with a total initial principal balance of $107 million, an increase in principal balance of $27 million from the aggregate balances in the QRS I Facility and Funding III Facility. The New Funding III Agreement includes the following additional provisions which are different from those that were in the prior facilities:
   •    Establishes a three year term with a final maturity date of May 29, 2012;
   •    Modifies the waterfall payments so that interest collections previously payable to us are used to reduce the obligations;
   •    Reduces the maximum advance rate from 77.5% to 70%;
   •    Eliminates all financial covenants other than a tangible net worth covenant which is identical to our syndicated bank facility tangible net worth covenant, and establishes an overcollateralization test, set at 160%;
   •    Limits further the ability to remove assets from the facility;
   •    Provides for a cross-default to certain other debt; and
   •    Provides for cross-collateralization to our Europe Facility.
Europe Facility Amendment.
          On May 29, 2009, we amended the Facility Agreement dated as of October 3, 2007, among CS Europe Finance Limited and CS UK Finance Limited, as borrowers and guarantors, CapitalSource Finance LLC, as servicer, Wachovia Bank, N.A., as administrative agent and security trustee and Wachovia Securities International Ltd., as lead arranger and sole bookrunner, and the Servicing Agreement dated October 3, 2007, between CS UK Finance Limited and CS Europe Finance Limited, as borrowers, CapitalSource Finance LLC, as servicer, CapitalSource Europe Limited, as subservicer and parent, CapitalSource UK Limited, as parent, Wachovia Bank, N.A., as administrative agent and security trustee and Wachovia Securities International Ltd., as lead arranger and sole bookrunner (collectively, the “Europe Facility Amendment”).
          The Europe Facility Amendment provides for an amortizing facility with a total commitment equal to an initial principal balance of €101 million, a decrease in principal balance of €20 million. The Europe Facility Amendment includes the following additional provisions which are different from those prior to the amendment:
   •    Extends the maturity date to May 28, 2010 from September 23, 2009;
   •    Modifies the waterfall payments so that interest collections previously payable to us are used to reduce the obligations;
   •    Reduces the maximum advance rate from 70% to 65%;
   •    Eliminates all financial covenants other than a tangible net worth covenant which is identical to our syndicated bank facility tangible net worth covenant, and establishes an overcollateralization test, set at 190%;
   •    Further limits the ability to remove assets from the facility;
   •    Provides for cross-default to certain other debt; and
   •    Provides for cross-collateralization to the New Funding III Facility.
          The New Funding III Agreement and Europe Facility Amendment include various covenants and events of default customary for transactions of this nature and provide that, upon the occurrence of an event of default, among other things, the servicing could be transferred to another servicer, payment of all amounts payable under the relevant facility may be accelerated and/or the lender’s commitment may be terminated.
          From time to time we have entered into other transactions and agreements with Wachovia, certain of the other parties to the New Funding III Agreement and the Europe Facility and their respective affiliates.
Item 7.01. Regulation FD Disclosure.
     On June 4, 2009, the Company posted a presentation to the Investor Relations section of its website. A copy of the presentation is attached as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Current Report and the exhibit attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report and the exhibit attached hereto shall not be incorporated by reference into any registration statement or other document filed with the Commission.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
          See Exhibit Index attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2009	/s/ STEVEN A. MUSELES

Steven A. Museles
Executive Vice President, Chief
Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit
No.	Description
10.1	Sale and Servicing Agreement dated as of May 29, 2009, by and among CSE QRS Funding I LLC, as a seller, CapitalSource Funding III LLC, as a seller, CSE Mortgage LLC, as QRS originator, CapitalSource Finance LLC, as CS III originator and servicer, CS Europe Finance Limited, as a guarantor, and CS UK Finance Limited, as a guarantor, Wachovia Capital Markets, LLC, as administrative agent and WBNA agent, and Wells Fargo Bank, National Association, as backup servicer and collateral custodian.

10.2	Facility Agreement dated as of October 3, 2007, among CS Europe Finance Limited and CS UK Finance Limited, as borrowers and guarantors, CapitalSource Finance LLC, as servicer, Wachovia Bank, N.A., as administrative agent and security trustee and Wachovia Securities International Ltd., as lead arranger and sole bookrunner (composite version; reflects all amendments through May 29, 2009).

10.3	Servicing Agreement dated October 3, 2007, between CS UK Finance Limited and CS Europe Finance Limited, as borrowers, CapitalSource Finance LLC, as servicer, CapitalSource Europe Limited, as subservicer and parent, CapitalSource UK Limited, as parent, Wachovia Bank, N.A., as administrative agent and security trustee, and Wachovia Securities International Ltd., as lead arranger and sole bookrunner (composite version; reflects all amendments through May 29, 2009).

99.1	Presentation posted to the CapitalSource Inc. website on June 4, 2009.